EXHIBIT 99.4

                              ASSIGNMENT AGREEMENT


         ASSIGNMENT AGREEMENT, dated as of March 29, 2007 ("Assignment Agreement"), among COUNTRYWIDE HOME LOANS, INC. ("Assignor"), THE BANK OF NEW YORK ("Assignee"), as Corridor Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-4, pursuant to a Corridor Contract Administration Agreement (the "Corridor Contract Administration Agreement") dated as of March 29, 2007, and SWISS RE FINANCIAL PRODUCTS CORPORATION ("Remaining Party").

                              W I T N E S S E T H:
                              - - - - - - - - - -

      WHEREAS, effective as of March 29, 2007, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under a certain Transaction (the "Assigned Transaction") as evidenced by a Confirmation with a Trade Date of March 20, 2007, whose SWISS RE FINANCIAL PRODUCTS CORPORATION reference number is 1365946, (the "Confirmation"), a copy of which is attached hereto as Exhibit I;

      WHEREAS, Assignor and Remaining Party executed and delivered the Confirmation in connection with an ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement");

      WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transaction and the Confirmation, including any modifications that may be agreed to by Assignee and Remaining Party; and

      WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Assignment and Assumption. Effective as of and from March 29, 2007 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all Assignor's rights, duties, and obligations under the Assigned Transaction and the Confirmation arising on or after the Effective Date.

      2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Confirmation, and Assignor hereby terminates its rights under and in respect of the Assigned Transaction; provided, that such release shall not affect Assignor's obligation to pay the Fixed Amount in accordance with the terms of the Assigned Transaction and the Confirmation.

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      3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) The Bank of New York ("BNY") is entering into this Assignment Agreement solely in its capacity as Corridor Contract Administrator under the Corridor Contract Administration Agreement; and (b) in no case shall BNY (or any person acting as successor Corridor Contract Administrator under the Corridor Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transaction, all such liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party.

      4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transaction pursuant to this Assignment Agreement.

      5. Governing Agreement. The Assigned Transaction and the Confirmation shall form a part of, and be subject to, the ISDA Form Master Agreement, as if Assignee and Remaining Party had executed such agreement on the trade date of the Transaction (the "Assignee Agreement"). The Confirmation, together with all other documents referring to the ISDA Form Master Agreement confirming the transaction entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form Master Agreement.

      6. Representations. Each party hereby represents and warrants to the other parties as follows:

      (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

      (b)   It has the power to execute and deliver this Assignment Agreement;
            and

      (c) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

      As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmation and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

      7. Indemnity. Each of Assignor and Remaining Party hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date. Each of Assignee and Remaining Party (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

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      8. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      9. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the ISDA Form Master Agreement of the Assigned Transaction, the addresses for notices or communications are as follows: (i) in the case of Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Mail Stop CH-143, Calabasas, California 91302, Attention: Darren Bigby, with a copy to the same address, Attention: Legal Department, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, 4 West, New York, New York 10286, Attention: Corporate Trust MBS Administration, CWABS, Series 2007-4, or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in the case of Remaining Party,

      Address:     55 East 52nd Street, New York, New York 10055
      Attention:   Head of Operations
      Telex No.    917-322-7201

      copy to:     55 East 52nd Street, New York, New York, 10055
      Attention:   Legal Department
      Telex No:    212-317-5474

      such other address as may be hereafter furnished in writing to Assignor and Assignee.

      10. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transaction shall be made by wire transfer according to the following instructions:

          The Bank of New York
          New York, NY
          ABA # 021-000-018
          GLA # 111-565
          For Further Credit:  TAS A/C 540724
          Attn: Matthew Sabino 212-815-4800
          Fax:  212-815-3986

      11. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                                       COUNTRYWIDE HOME LOANS, INC.

                                       By: /s/ Darren Bigby
                                          -----------------
                                       Name: Darren Bigby
                                       Title:  Executive Vice President


                                       THE BANK OF NEW YORK, AS CORRIDOR
                                       CONTRACT ADMINISTRATOR FOR CWABS
                                       ASSET-BACKED CERTIFICATES TRUST 2007-4

                                       By: /s/ Michael Cerchio
                                          --------------------
                                       Name: Michael Cerchio
                                       Title:  Assistant Treasurer


                                       SWISS RE FINANCIAL PRODUCTS CORPORATION

                                       By: /s/ Shaun Lynch
                                       -------------------
                                       Name: Shaun Lynch
                                       Title:  Authorized Signatory

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                                  Exhibit I



                        [Filed as Exhibit 99.2 herein]